UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

Diego Pellicer Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55815	33-1223037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9030 Seward Park Ave S. #501, Seattle, WA 98118

Registrant’s telephone number, including area code: (516) 900-3799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

1

ITEM 4.01 CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On June 24, 2019, the Board of Directors of Diego Pellicer Worldwide, Inc. (the “Company”) approved the dismissal of RBSM LLP. (“RBSM”) as the Company’s independent audit firm and the appointment of Hall & Company CPAs & Consultants, Inc. (“HALL”) as the Company’s new independent audit firm for the year ending December 31, 2019, as of June 24, 2019.

Other than the disclosure of an uncertainty regarding the ability of the Company to continue as a going concern which was included in RBSM’s report on our financial statements for the years ended December 31, 2018 and December 31, 2017, RBSM’s reports on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2018 and December 31, 2017 and the subsequent interim period preceding RBSM’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2018 and December 31, 2017, which have not been corrected as of the date of this filing.

During the years ended December 31, 2018 and December 31, 2017 and the subsequent interim period preceding HALL’s appointment, neither the Company nor anyone acting on its behalf consulted HALL regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that HALL concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

The Company provided a copy of the foregoing disclosures to RBSM on the date of the filing of this report and requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diego Pellicer Worldwide, Inc.

Date: June 24, 2019	By:	/s/ Chris Strachan
Chief Financial Officer

3